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                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
The St. Paul Companies, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                           KPMG PEAT MARWICK LLP




Minneapolis, Minnesota
December 20, 1994